EXECUTION COPY




                                 300,000 Shares

                          WINSTAR COMMUNICATIONS, INC.

          Series F 7 1/4% Senior Cumulative Convertible Preferred Stock


                    (Liquidation Preference $1,000 per share)


                          REGISTRATION RIGHTS AGREEMENT


                                                              June 17, 1999

Credit Suisse First Boston Corporation
Salomon Smith Barney Inc.
c/o Credit Suisse First Boston Corporation
Eleven Madison Avenue
New York, NY 10010


Ladies and Gentlemen:

                  WinStar Communications, Inc., a Delaware corporation (the "Company"), together with its wholly owned subsidiary, WinStar Multichannel Corp., a Delaware corporation, have agreed to issue and sell to Credit Suisse First Boston Corporation and Salomon Smith Barney Inc., (the "Initial Purchasers"), upon the terms set forth in a purchase agreement of even date herewith (the "Purchase Agreement"), 300,000 shares of the Company's Series F 7 1/4% Senior Cumulative Convertible Preferred Stock (liquidation preference $1,000 per share) (the "Convertible Preferred Stock"). The Convertible Preferred Stock will be convertible into shares of Common Stock, par value $0.01 per share, of the Company (the "Common Stock") at the conversion price (subject to adjustment) set forth in the Certificate of Designation of the Convertible Preferred Stock (the "Certificate of Designation") a form of which is attached hereto as Exhibit A. Dividends on the Convertible Preferred Stock may, at the option of the Company be paid in shares of Common Stock, as described in the Offering Circular. The Convertible Preferred Stock and the Common Stock issuable as dividends on the Convertible Preferred Stock or upon conversion of the Convertible Preferred Stock are collectively herein referred to as the "Securities" and each of them as held singularly is herein referred to as a



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                                                                              2

"Security". As an inducement to the Initial Purchasers to enter into the Purchase Agreement and in satisfaction of a condition to the Initial Purchasers' obligations thereunder, the Company agrees with the Initial Purchasers, (i) for the benefit of the Initial Purchasers and (ii) for the benefit of the holders of the Securities from time to time (each of the foregoing a "Holder" and together the "Holders"), as follows:

                  1. Shelf Registration. So long as any Transfer Restricted Security (as defined in Section 5 hereof) exists, the Company shall take the following actions:

                  (a) The Company shall, at its cost, prepare and, not later than September 1, 1999, file with the Securities and Exchange Commission (the "Commission") and thereafter shall use its best efforts to cause to be declared effective on or prior to November 15, 1999 a registration statement on the appropriate form (the "Shelf Registration Statement") covering the offer and sale of the Transfer Restricted Securities by the Holders thereof from time to time in accordance with the methods of distribution set forth in the Shelf Registration Statement and Rule 415 under the Securities Act of 1933 (the "Securities Act") (hereinafter, the "Shelf Registration").

                  (b) The Company shall use its best efforts to keep the Shelf Registration Statement continuously effective, in order to permit the prospectus included therein to be lawfully delivered by the Holders of the relevant Securities, until such time as all the Securities covered by the Shelf Registration Statement have been sold pursuant thereto or may be sold pursuant to Rule 144(k) under the Securities Act (or any successor rule thereof), assuming for this purpose that the Holders thereof are not affiliates of the Company (in any such case, such period being called the "Shelf Registration Period"). The Company shall be deemed not to have used its best efforts to keep the Shelf Registration Statement effective during the requisite period if it voluntarily takes any action that would result in Holders of Securities covered thereby not being able to offer and sell such Securities during that period, unless (i) such action is required by applicable law or (ii) upon the occurrence of any event contemplated by paragraph 2(b)(iv) below, such action is taken by the Company in good faith and for valid business reasons and the Company thereafter promptly complies with the requirements of paragraph 2(h) below if the Company has determined in good faith that there are no material legal or commercial impediments in so doing.

                  (c) Notwithstanding any other provisions of this Agreement to the contrary, the Company shall cause (other than information required to be supplied by the selling Holders pursuant to this Agreement) (i) the Shelf


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                                                                            3

Registration Statement and the related prospectus and any amendment or supplement thereto to comply in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the Commission thereunder, (ii) the Shelf Registration Statement and any amendment thereto not to contain, when it becomes effective, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any prospectus forming a part of the Shelf Registration Statement, and any amendment or supplement to such prospectus, not to contain, as of the date of such prospectus or amendment or supplement, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) The Company shall ensure that the Shelf Registration Statement includes the shares of Common Stock issued in payment of dividends, if any, as permitted in accordance with the terms of the Convertible Preferred Stock.

                  2. Registration Procedures. In connection with the Shelf Registration contemplated by Section 1 hereof the following provisions shall apply so long as any Transfer Restricted Security exists:

                  (a) The Company shall (i) furnish, without charge, to the Initial Purchasers, prior to the filing thereof with the Commission, a copy of the Shelf Registration Statement and each amendment thereof and each amendment or supplement, other than such amendments or supplements filed solely pursuant to (iii) below, if any, to the prospectus included therein and, in the event that an Initial Purchaser (with respect to any portion of an unsold allotment from the original offering) is participating in the Shelf Registration Statement, shall use its best efforts to reflect in each such document, when so filed with the Commission, such comments as such Initial Purchaser reasonably and timely may propose, (ii) include in each such document the names of the Holders who notify the Company that they propose to sell Transfer Restricted Securities pursuant to the Shelf Registration Statement as selling security holders and (iii) file pursuant to Rule 424(b) under the Securities Act an amendment to the Shelf Registration Statement or amend the prospectus to cover new Holders of Securities upon written notice by such new Holders to such effect.

                  (b) The Company shall give written notice to the Initial Purchasers and the Holders of Transfer Restricted Securities included within the



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                                                                             4

coverage of the Shelf Registration Statement (which notice pursuant to clauses
(ii)-(iv) hereof shall be accompanied by an instruction, if applicable, to suspend the use of the prospectus until the requisite changes have been made):

                  (i) when the Shelf Registration Statement or any amendment thereto has been filed with the Commission and when the Shelf Registration Statement or any post-effective amendment thereto has become effective;

                  (ii) of the issuance by the Commission of any stop order suspending the effectiveness of the Shelf Registration Statement or the initiation of any proceedings for that purpose;

                  (iii) of the receipt by the Company or its legal counsel of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

                  (iv) of the happening of any event that requires the Company to make changes in the Shelf Registration Statement or the prospectus in order that the Shelf Registration Statement and the prospectus do not contain an untrue statement of a material fact and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the prospectus, in light of the circumstances under which they were made) not misleading.

                  (c) The Company shall make every reasonable effort to obtain the withdrawal at the earliest possible time, of any order suspending the effectiveness of the Shelf Registration Statement.

                  (d) The Company shall furnish to each Holder of Transfer Restricted Securities included within the coverage of the Shelf Registration, if the Holder so requests in writing, without charge, one copy of the Shelf Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, all exhibits thereto (including those, if any, incorporated by reference).

                  (e) The Company shall, during the Shelf Registration Period, deliver to each Holder of Transfer Restricted Securities included within the coverage of the Shelf Registration Statement, without charge, as many copies of the prospectus (including each preliminary prospectus) included in the Shelf Registration Statement and any amendment or supplement thereto as such person may reasonably request. The Company consents, subject to the


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                                                                            5

provisions of this Agreement, to the use of the then current prospectus or any amendment thereto, together with any supplement thereto, by each of the selling Holders in connection with the offering and sale of the Transfer Restricted Securities covered by the prospectus, or any amendment or supplement thereto, included in the Shelf Registration Statement.

                  (f) Prior to any public offering of the Securities pursuant to the Shelf Registration Statement, the Company shall register or qualify or cooperate with the Holders of the Transfer Restricted Securities included therein and their respective counsel in connection with the registration or qualification of such Securities for offer and sale under the securities or "blue sky" laws of such states of the United States as any such Holder reasonably requests in writing and do any and all other acts or things reasonably necessary or advisable to enable the offer and sale in such jurisdictions of the Securities covered by the Shelf Registration Statement; provided, however, that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it is not then otherwise required to be so qualified or (ii) take any action which would subject it to general service of process or to taxation in any jurisdiction where it is not then so subject.

                  (g) The Company shall cooperate with the Holders of the Transfer Restricted Securities to facilitate the timely preparation and delivery of certificates representing the Securities sold pursuant to the Shelf Registration Statement free of any restrictive legends and in such denominations and registered in such names as the Holders may request in connection with sales of the Securities pursuant to the Shelf Registration Statement.

                  (h) Upon the occurrence of any event contemplated by paragraphs (ii) through (iv) of Section 2(b) above during the period for which the Company is required to maintain an effective Shelf Registration Statement, the Company shall promptly prepare and file a post-effective amendment to the Shelf Registration Statement or an amendment or supplement (by way of incorporation by reference from an Exchange Act report or otherwise) to the related prospectus and any other required document so that the prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies the Initial Purchasers or the Holders of Transfer Restricted Securities included within the coverage of the Shelf Registration Statement, in accordance with paragraphs (ii) through (iv) of Section 2(b) above, to suspend



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                                                                            6

the use of the prospectus until the requisite changes to the prospectus have been made, then the Initial Purchasers and the Holders shall suspend use of such prospectus.

                  (i) Not later than the effective date of the Shelf Registration Statement, the Company will provide CUSIP numbers for the Convertible Preferred Stock registered for resale under the Shelf Registration Statement, and use reasonable commercial efforts to provide printed certificates for such Convertible Preferred Stock, in form eligible for deposit with The Depository Trust Company.

                  (j) The Company will comply with all rules and regulations of the Commission to the extent and so long as they are applicable to the Shelf Registration and will make generally available to its security holders (or otherwise provide in accordance with Section 11(a) of the Securities Act) an earnings statement satisfying the provisions of Section 11(a) of the Securities Act, no later than 45 days after the end of a 12-month period (or 90 days, if such period is a fiscal year) beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Shelf Registration Statement, which statement shall cover such 12-month period.

                  (k) The Company may require each Holder of Securities to be sold pursuant to the Shelf Registration Statement to furnish to the Company such information regarding the Holder, his or her ownership of Securities and the distribution of the Securities by such Holder as the Company may from time to time reasonably require for inclusion in the Shelf Registration Statement, and the Company may exclude from such registration the Securities of any Holder that fails to furnish such information within a reasonable time after receiving such request.

                  (l) The Company shall (i) make reasonably available for inspection by the Holders of the Transfer Restricted Securities included within the coverage of the Shelf Registration Statement and any attorney, accountant or other agent retained by the Holders of the Securities all relevant financial and other records, pertinent corporate documents and properties of the Company and
(ii) cause the Company's officers, directors, employees, accountants and auditors to supply all relevant information reasonably requested by the Holders of the Securities or any such attorney, accountant or agent in connection with the Shelf Registration Statement, in each case, as shall be reasonably necessary to enable such persons to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act; provided, however, that the foregoing inspection and information gathering (i) shall be coordinated by you and, on behalf of the other parties, by one counsel (the "Designated Counsel") designated by the Holders of a majority of the shares of the Convertible


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                                                                           7

Preferred Stock covered by the Shelf Registration Statement (provided that Holders of Common Stock issued upon the conversion of the Convertible Preferred Stock shall be deemed to be Holders of the aggregate number of shares of Convertible Preferred Stock from which such Common Stock was converted) and (ii) shall not be available for any such Holder that is a competitor of the Company, and provided further that any records, documents, properties or information that are designated by the Company as confidential at the time of delivery of such records, documents, properties or information shall be kept confidential by such persons, unless (i) such records, documents, properties or information are in the public domain or otherwise publicly available, (ii) disclosure of such records, documents, properties or information is required by court or administrative order or (iii) disclosure of such records, documents, properties or information, in the written opinion of counsel to such person, is otherwise required by law (including pursuant to the requirements of the Securities Act).

                  (m) The Company, if requested by the Designated Counsel, shall cause (i) its counsel to deliver an opinion and updates thereof relating to the Transfer Restricted Securities in customary form, with customary limitations, qualifications and exceptions, addressed to such Holders, and dated, in the case of the initial opinion, the effective date of such Shelf Registration Statement (it being agreed that the matters to be covered by such opinion shall include the due incorporation and good standing of the Company and its subsidiaries; the due authorization, execution and issuance, and the validity and nonassessibility, of the applicable Securities; other than as disclosed, the absence of governmental approvals required to be obtained in connection with the Shelf Registration Statement, or the offering and sale of the applicable Securities; the compliance as to form of such Shelf Registration Statement and any documents incorporated by reference therein; and, as of the date of the opinion and as of the effective date of the Shelf Registration Statement or most recent post-effective amendment thereto, as the case may be, the absence from such Shelf Registration Statement and the prospectus included therein, as then amended or supplemented, and from any documents incorporated by reference therein, of an untrue statement of a material fact or the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any such documents, in the light of the circumstances existing at the time that such documents were filed with the Commission under the Securities Exchange Act of 1934, as amended (the "Exchange Act"))), (ii) its officers to execute and deliver all customary documents and certificates and updates thereof reasonably requested by the



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                                                                               8

Designated Counsel and (iii) its independent public accountants and the independent public accountants with respect to any other entity for which financial information is provided in the Shelf Registration Statement to provide to the selling Holders of the applicable Securities a comfort letter in customary form and covering matters of the type customarily covered in comfort letters in connection with primary underwritten offerings, subject to receipt of appropriate documentation as contemplated, and only if permitted, by Statement of Auditing Standards No. 72.

                  (n) The Company will use its best efforts to cause the Common Stock included in such Shelf Registration Statement to be, upon resale thereunder, listed on each securities exchange, if any, on which any shares of Common Stock are then listed.

                  (o) The Company shall use reasonable commercial efforts to take all other steps necessary to effect the registration of the Transfer Restricted Securities covered by the Shelf Registration Statement contemplated hereby.

                  (p) The Company shall use reasonable commercial efforts to cooperate with Holders of Convertible Preferred Stock that are required to receive physical certificates evidencing shares of Common Stock received as dividends paid in respect of such Convertible Preferred Stock to assist such Holders through the prompt delivery of such physical certificates to such Holders.

                  3. Registration Expenses. The Company shall bear all fees and expenses incurred in connection with the performance of its obligations under Sections 1 through 2 hereof, whether or not the Shelf Registration Statement is filed or becomes effective, and shall bear or reimburse the Holders of the Securities covered by the Shelf Registration for the reasonable fees and disbursements of the Designated Counsel.

                  4. Indemnification. (a) The Company agrees to indemnify and hold harmless each Holder of Transfer Restricted Securities included within the coverage of the Shelf Registration Statement and each person, if any, who controls such Holder within the meaning of the Securities Act or the Exchange Act (each Holder and such controlling persons are referred to collectively as the "Indemnified Parties") from and against any losses, claims, damages or liabilities, joint or several, or any actions in respect thereof (including any losses, claims, damages, liabilities or actions relating to purchases and sales of the Securities) to which each Indemnified Party becomes subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon, any untrue statement or alleged untrue statement of a material fact contained in


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                                                                              9

the Shelf Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to the Shelf Registration, or arise out of, or are based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and subject to subsection (c) below, shall reimburse, as incurred, the Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action in respect thereof; provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage, liability, or action in respect thereof arises out of or is based upon (x) the use of any prospectus in violation of the last sentence of Section 2(h), or (y) any untrue statement or alleged untrue statement or omission or alleged omission made in the Shelf Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to the Shelf Registration in reliance upon, and in conformity with, written information pertaining to such Holder and furnished to the Company by or on behalf of such Holder specifically for inclusion therein; provided further, however, that this indemnity agreement will be separate from any liability which the Company may otherwise have to such Indemnified Party; provided further, however, that with respect to any untrue statement or alleged untrue statement in or omission or alleged omission from any prospectus, the indemnity agreement contained in this subsection (a) shall not enure to the benefit of any Holder that sold the Securities concerned to the person asserting any such losses, claims, damages or liabilities, to the extent that any such loss, claim, damage or liability of such Holder results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such Securities to such person, a copy of the prospectus if the Company had previously furnished copies thereof to such Holder and such prospectus corrected such untrue statement or omission or alleged untrue statement or omission.

                  (b) Each Holder of Transfer Restricted Securities included within the coverage of the Shelf Registration Statement, severally and not jointly, will indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act from and against any losses, claims, damages or liabilities or any actions in respect thereof, to which the Company or any such controlling person becomes subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact



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                                                                             10

contained in a Shelf Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to a Shelf Registration, or arise out of, or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with written information pertaining to such Holder and furnished to the Company by or on behalf of such Holder specifically for inclusion therein; and, subject to the limitation set forth immediately preceding this clause, and to subsection (c) below, shall reimburse, as incurred, the Company for any legal or other expenses reasonably incurred by the Company or any such controlling person in connection with investigating or defending any loss, claim, damage, liability or action in respect thereof; provided, however, that such Holder shall not have any liability under this clause (b) in excess of the aggregate purchase price paid by such Holder for the shares of Convertible Preferred Stock purchased by such Holder. This indemnity agreement will be separate from any liability which such Holder may otherwise have to the Company or any of its controlling persons.

                  (c) Promptly after receipt by an indemnified party under this
Section 4 of notice of the commencement of any action or proceeding (including a governmental investigation), such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 4, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in subsections (a) or (b) above. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof the indemnifying party will not be liable to such indemnified party under this
Section 4 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have



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                                                                              11

been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and does not include a statement as to or on admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

                  (d) If the indemnification provided for in this Section 4 is unavailable or insufficient to hold harmless an indemnified party under subsections (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to in subsections (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the registration of the Securities, pursuant to the Shelf Registration, or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other, in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Holder or such other indemnified party, as the case may be, on the other, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding any other provision of this subsection (d), the Holders shall not be required to contribute any amount in excess of the amount by which the net proceeds received by such Holders from the sale of the Securities pursuant to the Shelf Registration Statement exceeds the amount of damages which such Holders have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from



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                                                                            12

any person who was not guilty of such fraudulent misrepresentation. For purposes of this paragraph (d), each person, if any, who controls such indemnified party within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as such indemnified party and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as the Company.

                  (e) The agreements contained in this Section 4 shall survive the sale of the Securities pursuant to the Shelf Registration Statement and shall remain in full force and effect, regardless of any termination or cancelation of this Agreement or any investigation made by or on behalf of any indemnified party.

                  5. Additional Dividends Under Certain Circumstances. (a) Additional dividends (the "Additional Dividends") with respect to the Convertible Preferred Stock shall accrue as follows if any of the following events occur (each such event in clauses (i) and (ii) below being herein called a "Registration Default"):

                  (i) if by November 15, 1999, the Shelf
         Registration Statement has not been declared effective by the Commission; or

                  (ii) if after the Shelf Registration Statement is declared effective (A) the Shelf Registration Statement thereafter ceases to be effective; or (B) the Shelf Registration Statement or the related prospectus ceases to be usable (in each case except as permitted in paragraph (b) below) in connection with resales of Transfer Restricted Securities in accordance with and during the periods specified herein because either (1) any event occurs as a result of which the related prospectus forming part of such Shelf Registration Statement would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or (2) it shall be necessary to amend such Shelf Registration Statement or supplement the related prospectus, to comply with the Securities Act or the Exchange Act or the respective rules thereunder.

                  Additional Dividends shall accrue on the shares of Convertible Preferred Stock from and including the date on which any such Registration Default shall occur, to but excluding the date on which all such Registration Defaults have been cured, at a rate of 2% per annum in addition to the dividends otherwise accruing on the Convertible Preferred Stock).



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                                                                             13

                  (b) A Registration Default referred to in Section 5(a)(ii) shall be deemed not to have occurred and be continuing in relation to the Shelf Registration Statement or the related prospectus if (i) such Registration Default has occurred solely as a result of (x) the filing of a post-effective amendment to the Shelf Registration Statement to incorporate annual audited financial information with respect to the Company where such post-effective amendment is not yet effective and needs to be declared effective to permit Holders to use the related prospectus or (y) other material events, with respect to the Company that would need to be described in the Shelf Registration Statement or the related prospectus and (ii) in the case of clause (y), the Company proceeds promptly and in good faith to amend or supplement (including by way of filing documents under the Exchange Act which are incorporated by reference into the Registration Statement) the Shelf Registration Statement and related prospectus to describe such events; provided, however, that in any case if such Registration Default occurs for a continuous period in excess of 45 days, Additional Dividends shall be payable in accordance with the above paragraph from the 46th day after such Registration Default initially occurs until such Registration Default is cured.

                  (c) Any amounts of Additional Dividends due pursuant to clause
(a)(i) or (a)(ii) of this Section 5 or pursuant to the proviso contained in
Section 5(b) will be payable on the regular dividend payment dates with respect to the Convertible Preferred Stock on the same terms and conditions and subject to the same limitations as pertain at such time for the payment of regular dividends. The amount of Additional Dividends will be determined by multiplying the applicable Additional Dividends rate by the aggregate liquidation preference of the outstanding shares of Convertible Preferred Stock, multiplied by a fraction, the numerator of which is the number of days such Additional Dividend rate was applicable during such period (determined on the basis of a 360-day year comprised of twelve 30-day months), and the denominator of which is 360.

                  (d) "Transfer Restricted Securities" means each Security until
(i) the date on which such Security has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement or (ii) the date on which such Security is distributed to the public pursuant to Rule 144 under the Securities Act or is saleable pursuant to Rule 144(k) under the Securities Act (or any successor rule thereof) or would be saleable pursuant to Rule 144(k) under the Securities Act had it not been held by, or had never been held by, an affiliate of the Company.



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                                                                            14

                  6. Rules 144 and 144A. So long as any Transfer Restricted Security exists, the Company shall use its best efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner and, if at any time the Company is not required to file such reports, it will, upon the reasonable request of any Holder of Transfer Restricted Securities, make publicly available other information so long as necessary to permit sales of its securities pursuant to Rules 144 and 144A. The Company covenants that, in the event the Company is no longer subject to Sections 13 or 15(d) of the Exchange Act, it will take such further action as any Holder of Transfer Restricted Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Transfer Restricted Securities without registration under the Securities Act within the limitation of the exemptions provided by Rules 144 and 144A (including the requirements of Rule 144A(d)(4)). The Company will provide a copy of this Agreement to prospective purchasers of Securities identified to the Company by the Initial Purchasers upon request. Notwithstanding the foregoing, nothing in this Section 6 shall be deemed to require the Company to register any of its securities pursuant to the Exchange Act.

                  7. Miscellaneous. (a) Remedies. The Company acknowledges and agrees that any failure by the Company to comply with its obligations under
Section 1 hereof may result in material irreparable injury to the Initial Purchasers or the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Initial Purchasers or any Holder may obtain such relief as may be required to specifically enforce the Company's obligations under Sections 1 hereof. The Company further agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

                  (b) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, except by the Company and the written consent of the Holders of a majority of the shares of Transfer Restricted Securities (provided that Holders of Common Stock issued upon conversion of Convertible Preferred Stock shall be deemed to be Holders of the aggregate number of Convertible Preferred Stock from which such Common Stock was converted) affected by such amendment, modification, supplement, waiver or consents.

                  (c) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, first-class mail, facsimile transmission, or air courier which guarantees overnight delivery:

                  (1) if to the Holders, at the most current address shown for the Holders in the records of the Transfer Agent, with a copy in like manner to you as follows:

                           c/o Credit Suisse First Boston Corporation
                           Eleven Madison Avenue
                           New York, NY 10010
                             Fax No.: (212) 325-8278
                           Attention:  Transactions Advisory Group

         with a copy to:

                           Cravath, Swaine & Moore
                           Worldwide Plaza
                           825 Eighth Avenue
                           New York, NY 10019
                           Fax No.:  (212) 474-3700
                           Attention:  Kris F. Heinzelman, Esq.

                  (2) if to the Company, at its address as follows:

                          WinStar Communications, Inc.
                          230 Park Avenue
                          New York, NY 10169
                          Fax No.: (212) 922-1637
                          Attention: Timothy Graham

         with a copy to:

                          Graubard Mollen & Miller
                          600 Third Avenue
                          New York, NY 10016
                          Fax No.: (212) 682-2320
                          Attention: David A. Miller, Esq.

                  All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; three business days after being deposited in the mail, postage prepaid, if mailed; when receipt is acknowledged by recipient's facsimile machine operator, if sent by facsimile transmission; and on the day delivered, if sent by overnight air courier guaranteeing next day delivery.

                  (d) Third Party Beneficiaries. The Holders shall be third party beneficiaries to the agreements made hereunder between the Company, on the one hand, and the Initial Purchasers, on the other hand, and shall have the right to enforce such agreements directly to the extent they may deem such enforcement necessary or advisable to protect their rights or the rights of Holders hereunder.

                  (e) No Inconsistent Agreements; Damages. The Company has not, as of the date hereof, entered into, nor shall it, on or after the date hereof, enter into, any agreement with respect to its securities that is inconsistent with the rights granted to the Holders herein or otherwise conflicts with the provisions hereof.

                  (f) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including, without the need for an express assignment or any consent by the Company thereto, subsequent Holders of Transfer Restricted Securities. The Company hereby agrees to extend the benefits of this Agreement to any Holder of Transfer Restricted Securities and any such Holder may specifically enforce the provisions of this Agreement as if an original party hereto.

                  (g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  (h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (i)  Governing Law.  THIS AGREEMENT SHALL BE
GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF
THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF
CONFLICTS OF LAWS.

                  By the execution and delivery of this Agreement, the Company submits to the nonexclusive jurisdiction of any federal or state court in the State of New York.

                  (h) Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.


                  (i) Securities Held by the Company. Whenever the consent or approval of Holders of a specified number of Transfer Restricted Securities is required hereunder, Securities held by the Company or its affiliates (other than subsequent Holders of Transfer Restricted Securities if such subsequent Holders are deemed to be affiliates solely by reason of their holdings of such

Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

                  If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the several Initial Purchasers and the Company in accordance with its terms.


                                                    Very truly yours,

                                                    WINSTAR COMMUNICATIONS, INC.


                                                    By:________________________
                                                        Name:
                                                        Title:


The foregoing Registration
Rights Agreement is hereby confirmed
and accepted as of the date first
above written.



Credit Suisse First Boston Corporation
Salomon Smith Barney Inc.

By:  Credit Suisse First Boston Corporation

By:  _______________________________________
     Name:
     Title:

                                                                     EXHIBIT A


                       Form of Certificate of Designation
                       ----------------------------------